SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION
OF THE LISTED FUND:

DWS Diversified Market Neutral Fund

The following disclosure is added to APPENDIX I-D – PORTFOLIO MANAGEMENT under the headings “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” in Part I of the Fund’s Statement of Additional Information:

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all DWS Funds as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of April 30, 2014.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Andy Kastner	$0	N/A
Oliver Maslowski	$0	N/A
Guido Marveggio	$0	N/A
Désirée Müller	$0	N/A
Laurence Kubli	$0	N/A
Matthias Wildhaber	$0	N/A

Conflicts of Interest

In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of the fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of April 30, 2014.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Andy Kastner	0	$0	0	$0
Oliver Maslowski	0	$0	0	$0
Guido Marveggio	0	$0	0	$0
Désirée Müller	0	$0	0	$0
Laurence Kubli	0	$0	0	$0
Matthias Wildhaber	0	$0	0	$0

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

Andy Kastner	5	$934,800,000	4	$711,100,000
Oliver Maslowski	2	$226,900,000	0	$0
Guido Marveggio	1	$139,100,000	0	$0
Désirée Müller	0	$0	0	$0
Laurence Kubli	5	$255,300,000	0	$0
Matthias Wildhaber	5	$693,500,000	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts

Andy Kastner	0		$0	$0
Oliver Maslowski	0		$0	$0
Guido Marveggio	0		$0	$0
Désirée Müller	0		$0	$0
Laurence Kubli	0		$0	$0
Matthias Wildhaber	3	$42,300,000	0	$0

The following disclosure is added to APPENDIX II-B – PORTFOLIO MANAGEMENT COMPENSATION in Part II of the Fund’s Statement of Additional Information:

For funds advised by GAM International Management Limited (GAM)

Compensation. The criteria used to assess performance for investment professionals, is based on a formal annual review. This is a rigorous process comprising appraisal, assessment and setting objectives for the year ahead. The standard compensation package consists of competitive base salaries and comprehensive employee benefits. All staff is paid a discretionary bonus structured to closely align them with the company’s profitability. The portfolio managers are also paid a discretionary bonus based on the pre-tax performance of the funds they manage over a twelve month calendar year and their contributions to the overall performance. Performance is not measured against peer groups or indices. It is subjective and based on the individual’s contribution to performance and working with clients. Additionally, staff can own shares in the holding company of GAM Holding AG, and if the employee leaves, the shares are repurchased by the company on terms which reflect the circumstances of departure.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. GAM has adopted policies and procedures it believes are reasonably designed to address such conflicts.

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The following disclosure replaces similar disclosure contained within the sub-section entitled “Fees payable to Sub-Advisors by DIMA for sub-advisory services” of  APPENDIX II-C –FEE RATES OF SERVICE PROVIDERS in Part II of the Fund’s Statement of Additional Information:

Fund Name	Sub-Advisor	Aggregate Sub-Advisor Fee Rate
Value Funds
DWS Diversified Market Neutral Fund	Pyramis Henderson GAM	First $50 million 0.70% Next $50 million 0.65% Thereafter 0.55%

Please Retain This Supplement for Future Reference

June 13, 2014
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